Other non-current assets	12 Months Ended
Mar. 31, 2026
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other non-current assets

Note 8 – Other non-current assets

As of March 31, 2026 and 2025, other non-current assets consisted of the followings:

	As of March 31,
	2026	2025

Prepayment for wind power logistics development (1)	$1,209,000	$-
Security deposits paid to customers (2)	601,790	1,830,225
Prepaid service fees (3)	306,793	-
Operating lease deposits	11,308	24,529
Others	261,769	66,124
Other non-current assets	$2,390,660	$1,920,878

(1)	On June 6, 2025, the Company entered into a three-year cooperation agreement (expiring June 5, 2028) with a third-party for the development project for wind farm and wind power logistics at Laem Chabang Port, Thailand. Under the agreement, the Company is responsible for project funding, managing third-party carriers, and handling customer settlements, while retaining final approval over each secured business opportunity. The third-party is responsible for local market development and business sourcing in Thailand. The total budgeted investment for the project is US$5,000,000, fully borne by the Company. In the event of project failure, the supplier is contractually obligated to refund all amounts paid by the Company. As of March 31, 2026, the Company had disbursed US$1,209,000 to the third party. As of March 31, 2026, the project has officially launched; however, because the project is in its initial stage and no substantive commercial operations have occurred, the net amount paid of is classified within other non-current assets based on expiry of contract.

(2)	The Company has entered into framework agreements with several major customers in order to establish long-term relationships with these customers. According to the agreements, the Company has maintained a security deposit with each of these customers as a guarantee for the safety of their goods during the transportation processes. These agreements have no fixed term and can be terminated at will. According to the agreements, the Company is entitled to have the security deposit back once the cooperative agreement is terminated. Management classified these as non-current assets since they expect no termination in the foreseeable future.

(3)	On October 17, 2025, the Company entered into an 18-month agreement with a third-party vendor to provide IT system consulting and development services. Pursuant to the agreement, the total contract consideration was HK$5,372,800 (approximately US$688,485), with 50% payable as an advance payment upon signing. Upon project completion, all intellectual property rights and source code will be transferred to and solely owned by the Company. As of March 31, 2026, the Company had paid an initial deposit of US$306,793. As of March 31, 2026, the project has been officially launched but remains in progress. Since the amount will be capitalized as intangible assets once the software is available for use, the amount paid is classified within other non-current assets.